Leases - Schedule of Future Minimum Lease Receivables from Company's Facilities Leased and Subleased to Third Party Tenants (Q1) (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Leases [Abstract]
2025	$ 3,887
2025	5,249	$ 5,177	$ 6,657
2026	5,323	5,249
2027	5,137	5,323
2028	2,336	5,137
Thereafter	1,674	1,674
Total	$ 23,606	$ 24,896